UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2018

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/ A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On April 29, 2018, Prologis, Inc. (“Prologis”) and DCT Industrial Trust Inc. ( “DCT”) issued a joint press release announcing the execution of the Agreement and Plan of Merger (the “Merger Agreement”) by and among Prologis and Prologis, L.P. (collectively, the “Prologis Parties”), on the one hand, and DCT and DCT Industrial Operating Partnership LP (collectively, the “DCT Parties”), on the other hand. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on April 29, 2018, Prologis posted an investor presentation to its investor relations website at ir.prologis.com related to the transactions contemplated by the Merger Agreement (the “Mergers”). The presentation provides information on both Prologis and DCT and an overview of the strategic rationale for the transaction. The presentation is attached hereto as Exhibit 99.2.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

FORWARD-LOOKING STATEMENTS

The statements in this document that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and DCT operate as well as beliefs and assumptions of management of Prologis and management of DCT. Such statements involve uncertainties that could significantly impact financial results of Prologis or DCT. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates” including variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Prologis or DCT expect or anticipate will occur in the future — including statements relating to rent and occupancy growth, development activity, contribution and disposition activity, general conditions in the geographic areas where Prologis and DCT operate, debt, capital structure and financial position, Prologis’s ability to form new co-investment ventures and the availability of capital in existing or new co-investment ventures — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic and political climates; (ii) changes in global financial markets, interest rates and foreign currency exchange rates; (iii) increased or unanticipated competition for our properties; (iv) risks associated with acquisitions, dispositions and development of properties; (v) maintenance of REIT status, tax structuring and changes in income tax laws and rates; (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings; (vii) risks related to our investments in our co-investment ventures, including our ability to establish new co-investment ventures; (viii) risks of doing business internationally, including currency risks; (ix) environmental uncertainties, including risks of natural disasters; (x) risks associated with achieving expected revenue synergies or cost savings; (xi) risks associated it the ability to consummate the merger and the timing of the closing of the merger and (xii) those additional risks and factors discussed in the reports filed with the Securities and Exchange Commission (“SEC”) by Prologis and DCT from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither Prologis nor DCT undertakes any duty to update any forward-looking statements appearing in this document except as may be required by law.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, Prologis will file a registration statement on Form S-4, which will include a document that serves as a prospectus of Prologis and a proxy statement of DCT (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN

THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus will be sent to DCT’s shareholders. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Prologis or DCT. The documents filed by Prologis with the SEC may be obtained free of charge at the Investor Relations section of Prologis’s website at www.ir.prologis.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Prologis by requesting them from Investor Relations by mail at Pier 1, Bay 1 San Francisco, CA 94111 or by telephone at 415-394-9000. The documents filed by DCT with the SEC may be obtained free of charge at DCT’s website at the Investor Relations section of http:/investors.dctindustrial.com/Corporate Profile or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from DCT by requesting them from Investor Relations by mail at 555 17th Street, Suite 3700 Denver, CO 80202, or by telephone at 303-597-1550.

PARTICIPANTS IN THE SOLICITATION

Prologis and DCT and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Prologis’s directors and executive officers is available in Prologis’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in its proxy statement dated March 22, 2018, for its 2018 Annual Meeting of Shareholders. Information about DCT’s directors and executive officers is available in DCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in its proxy statement dated March 21, 2018, for its 2018 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Prologis or DCT as indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

99.1	Press release of Prologis and DCT, dated April 29, 2018

99.2	Investor Presentation

Exhibit Index

Exhibit No.	Description

99.1	Press release of Prologis and DCT, dated April 29, 2018

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: April 30, 2018	By:	/s/ Michael T. Blair
Name: Michael T. Blair Title: Managing Director, Deputy General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: April 30, 2018	By:	/s/ Michael T. Blair
Name: Michael T. Blair Title: Managing Director, Deputy General Counsel